UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 2, 2011

BERRY PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Broadway, Suite 3700, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 999-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

The information included in Item 5.02 of this Report is hereby incorporated by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 2, 2011, the Board of Directors of Berry Petroleum Company (Company) approved the following:

•              A form of Stock Award Agreement for Restricted Stock Unit Grants which are being used for all Restricted Stock Unit Grants issued under the Company’s 2005 Equity Compensation Plan to Berry’s Directors (Stock Award Agreement — Directors).  The Stock Award Agreement - Directors amends and restates the Amended and Restated Stock Award Agreement filed with the SEC as Exhibit 99.1 on Form 8-K on December 17, 2007.   The 2005 Equity Compensation Plan was filed with the SEC on Form S-8 on July 29, 2005. The information contained in the Stock Award Agreement — Directors form is incorporated herein by reference and furnished as Exhibit 10.1.

•              A form of Stock Award Agreement for Restricted Stock Unit Grants which are being used for all Restricted Stock Unit Grants issued under the Company’s 2010 Equity Compensation Plan to Berry’s employees (Restricted Stock Unit Agreement — Employees).  The Restricted Stock Unit Agreement — Employees amends and restates the Form of Restricted Stock Unit Agreement filed with the SEC as Exhibit 4.4 to the Company’s Form S-8 on June 23, 2010.  The 2010 Equity Compensation Plan was filed with the SEC on Form S-8 filed on June 23, 2010.   The information contained in the Restricted Stock Unit Agreement — Employees form is incorporated herein by reference and furnished as Exhibit 10.2.

•              A form of Stock Award Agreement for Restricted Stock Unit Grants which are being used for all Restricted Stock Unit Grants issued under the Company’s 2010 Equity Compensation Plan to the Company’s Officers (Restricted Stock Unit Agreement — Officers). The Restricted Stock Unit Agreement — Officers amends and restates the Form of Restricted Stock Unit Award Agreement—Officers filed with the SEC as Exhibit 99.2 on Form 8-K on November 17, 2010.   The information contained in the Restricted Stock Unit Agreement — Officers form is incorporated herein by reference and furnished as Exhibit 10.3.

•              A form of Stock Option Award Agreement for all Stock Options issued under Berry’s 2010 Equity Compensation Plan to the Company’s Officers and employees (Stock Option Award Agreement).  The Stock Option Award Agreement amends and restates the Form of Stock Option Agreement filed with the SEC as Exhibit 4.7 to the Company’s Form S-8 on June 23, 2010.  The information contained in the Stock Option Award Agreement form is incorporated herein by reference and furnished as Exhibit 10.4

On March 2, 2011, the Company’s Board of Directors and the Compensation Committee adopted a 2011 Performance Share Award Program (2011 PSAP) under the Company’s 2010 Equity Incentive Plan.  The 2011 PSAP is intended to provide an annual incentive opportunity based on the overall success of the Company over a three year period beginning in 2011 by awarding a portion of a senior executive’s long term incentive compensation in the form of performance based restricted stock unit awards. In compliance with the tax requirements for deductibility of performance-based compensation, the maximum PSAP award granted to any named executive officer (as set forth in Item 402 of Regulation S-K) is determined based on objective performance criteria.

Each award under the 2011 PSAP shall have an initial value established by the Committee at the time of the grant.  Subject to the 2010 Equity Incentive Plan and the applicable award agreement, after the applicable performance period has ended, the holder of an award shall be entitled to receive, provided that the holder is then employed by the Company (subject to certain exceptions set forth below), a payout of restricted stock units, equal to the predetermined initial value but subject to the Compensation Committee’s discretion to reduce, but not increase, any such award, as provided below.  Payment of restricted stock units earned under the 2011 PSAP, if any, shall be made in accordance with the terms and conditions of the applicable award agreement.

At its meeting, the Board and Compensation Committee established the period 2011-2013 performance target that at all times during the period, the Company must maintain an interest coverage ratio (defined as the consolidated coverage ratio from our Senior Subordinated Notes and Senior Notes, which is commonly described as EBITDA/Interest Paid) that is no less than 2.5 (Coverage Ratio Test). The Coverage Ratio Test was chosen by the Compensation Committee to be based upon controllable performance factors and to align with our shareholders’ interests. If the Company has not met the Coverage Ratio Test, no shares will be issued under the 2011 PSAP.

Assuming the Coverage Ratio Test is met, the Compensation Committee will have the discretion to reduce, but not increase, the number of awards granted under the 2011 PSAP based upon certain performance measures (PM) for the Company as a whole.  The PM is based on two equally weighted performance factors — Total Shareholder Return as compared to the peer group for years 2011 — 2013 (TSR) and compounded annual Production Growth as measured by average annual barrels of oil equivalent per day (BOE/D) (excluding acquisitions and divestitures) for years 2011-2013 (PG).  If the TSR is below the 75th percentile of the peer group or the PG is below 53,700/BOE/D, the Compensation Committee intends to reduce the number of awards proportionately.  If the TSR is below the 25th percentile of the peer group or if the PG is below 41,100 BOE/D, the Compensation Committee intends to eliminate the applicable PSAP awards.  Additionally, the Compensation Committee may adjust the PM if any of the following events occur during the relevant performance period: production gains and losses based on the purchase or sale of assets; extreme price volatility; impairment of assets and/or counterparty failures beyond management control; natural disasters; legislative actions taken which negatively affect operations or results; changes in accounting or tax rules which significantly affect outcomes; and any extraordinary, unusual or non-recurring items.  A form of Award Grant under the Performance Share Award Program for selected officers of the Company is incorporated herein by reference and furnished as Exhibit 10.5

The following maximum number of restricted share units to be issued under the 2011 PSAP to the named executive officers upon the Company’s successful achievement of the Coverage Ratio Test was established as follows:

Named Executive Officer	2011 - 2013 PSAP Award
Robert F. Heinemann	25,257
President and Chief Executive Officer
Michael Duginski	11,275
Executive Vice President and
Chief Operating Officer
David D. Wolf	10,824
Executive Vice President and
Chief Financial Officer
G. Timothy Crawford	5,637
Senior Vice President of
California Production
Davis O. O’Connor	4,510
Vice President, General Counsel and
Corporate Secretary

The Compensation Committee anticipates that if the Company should achieve a TSR equal to the 50th percentile of the peer group and the PG is at 47,100 BOE/D (each a Target), then Mr. Heinemann would actually receive 14,432, Mr. Duginski would actually receive 6,443, Mr. Wolf would actually receive 6,185, Mr. Crawford would actually receive 3,221 and Mr. O’Connor would actually receive 2,577 restricted share units under the 2011 PSAP.

Upon the death or disability of Mr. Heinemann, Mr. Wolf or Mr. Duginski, the award granted under the PSAP shall fully vest at the Target level and shall be paid in full. Upon the death or disability of Mr. Crawford or Mr. O’Connor, or the other officers receiving 2011 PSAP awards, the award granted to such named executive officer under the PSAP shall (1) immediately vest based on the pro-rata amount of time that has lapsed since the commencement of the performance period, in this case January 1, 2011, and the date of death or disability; and (2) shall be paid in full at the Target levels.  Upon a Change in Control of the Company, as defined in the 2011 PSAP, all awards to the named executive officers shall immediately vest and shall be paid in full at the Target levels.  In the event Mr. Heinemann is involuntarily terminated without cause or terminates his employment for good reason, as set forth in his employment agreement, the award granted to him under the 2011 PSAP will be (1) fully vested, (2) paid when all other awards are paid, and (3) based on our actual performance.  The Award Grants under the Performance Share Award Program for Mr. Heinemann, Mr. Duginski and Mr. Wolf are incorporated herein by reference and furnished as Exhibits 10.6, 10.7, and 10.8, respectively.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 10.1.	Form of Stock Award Agreement — Directors

Exhibit 10.2.	Form of Restricted Stock Unit Agreement — Employees

Exhibit 10.3.	Form of Restricted Stock Unit Agreement — Officers

Exhibit 10.4.	Form of Stock Option Award Agreement

Exhibit 10.5.	Form of Award Grant under the Performance Share Award Program for select officers of the Company.

Exhibit 10.6.	Award Grant under the Performance Share Award Program to Robert H. Heinemann

Exhibit 10.7.	Award Grant under the Performance Share Award Program to Michael Duginski

Exhibit 10.8.	Award Grant under the Performance Share Award Program to David D. Wolf

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY

		By:	/s/ Davis O. O’Connor
Davis O. O’Connor
Corporate Secretary

Date:	March 4, 2011